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                                                                    EXHIBIT 10.4


                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is made as of September 17, 2001, among Veeco Instruments Inc., a Delaware corporation (the "COMPANY"), and the stockholders set forth on the signature pages hereto (collectively, the "COMPANY STOCKHOLDERS").

                  WHEREAS, the Company, Veeco Acquisition Corp., a Minnesota corporation and a wholly-owned subsidiary of the Company ("ACQUISITION"), Applied Epi, Inc., a Minnesota corporation ("APPLIED EPI"), each of the Company Stockholders and Paul E. Colombo, as Stockholders' Representative, have entered into an Agreement and Plan of Merger, dated as of September 6, 2001 (the "MERGER AGREEMENT"), pursuant to which Acquisition will merge with and into Applied Epi with the result that Applied Epi will be the surviving corporation (the "MERGER"); and

                  WHEREAS, pursuant to the Merger, the Stockholders' shares of common stock of Applied Epi will be converted into the right to receive the Company's Shares; and

                  WHEREAS, in connection with the Merger and pursuant to the Merger Agreement, the Company has agreed to provide the Stockholders with certain registration rights as set forth herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

                  The following terms, as used in this Agreement, have the following respective meanings:

                  "ACQUISITION" has the meaning set forth in the recitals to this Agreement.

                  "AGREEMENT" has the meaning set forth in the first paragraph of this Agreement.

                  "BOARD OF DIRECTORS" means the board of directors of the Company.

                  "CHANGE IN CONTROL" means any of the following: (i) any Person or group of Persons, other than the stockholders of record of the Company as of the date hereof, becomes the beneficial owner of 30% or more of any Equity Securities of the Company entitled to vote for the election of directors; (ii) a change in the composition of the Board of Directors during the Shelf Period such that the Continuing Directors cease to constitute a majority of the Board of Directors; (iii) someone other than Edward H.

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Braun serves as the Chairman of the Company, or (iv) the Company's stockholders approve an agreement to merge or consolidate with or into another corporation under circumstances in which the Company is not the surviving party, or an agreement to sell, lease, exchange, transfer or otherwise dispose, either directly or indirectly, of all or substantially all of the Company's assets in one transaction or in a series of related transactions (including a plan of liquidation), PROVIDED, however, that no Change in Control shall have occurred under this subparagraph (iv) if the consideration received by the stockholders pursuant to, or in connection with, such transaction (or series of transactions, as the case may be) consists of cash, publicly traded securities or any combination thereof. For purposes of this Agreement, "BENEFICIAL OWNERSHIP" by a Person or group of Persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Commission pursuant to the Exchange Act and may be established by any reasonable method.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMPANY" has the meaning set forth in the first paragraph of this Agreement.

                  "COMPANY STOCKHOLDERS" has the meaning set forth in the first paragraph of this Agreement.

                  "CONTINUING DIRECTORS" means those members of the Board of Directors who either were directors at the beginning of the Shelf Period, or were elected by, or on nominations or recommendations of, a majority of the then-existing members of the Board of Directors or by a committee of directors, a majority of which are then-existing members of the Board of Directors.

                  "EQUITY SECURITIES" means any (i) capital stock or any securities representing any other equity interest or (ii) any securities convertible into or exchangeable for capital stock or any other rights, warrants or options to acquire any of the foregoing securities.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "MERGER" has the meaning set forth in the recitals to this Agreement.

                  "MERGER AGREEMENT" has the meaning set forth in the recitals to this Agreement.

                  "MERGER SHARES" means all or any Shares received by the Stockholders in connection with the Merger.

                  "NASDAQ" has the meaning set forth in Section 2.7.

                  "PERSON" means any natural person, corporation, limited partnership, general partnership, a limited liability company, joint stock company, joint venture, association, company, trust, bank, trust



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company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

                  "PRIOR REGISTRATION RIGHTS AGREEMENTS" means (i) the Registration Rights Agreement, dated as of December 6, 1994, among the Company and the investors and management shareholders named therein, (ii) the Registration Rights Agreement, dated as of July 25, 1997, between the Company and John Hayes, James C. Wyant and Louise Wyant, (iii) the Registration Rights Agreement, dated as of May 29, 1998, between the Company and the Persons identified on the signature pages thereto, (iv) the Registration Rights Agreement, dated as of November 4, 1999, between the Company and the Persons identified on the signature pages thereto, and (v) the Registration Rights Agreement, dated as of January 31, 2000, between the Company and the Persons identified on the signature pages thereto.

                  "REGISTRABLE SECURITIES" means (i) the Merger Shares, and (ii) any Shares issued as a dividend or distribution or issuable upon the conversion or exercise of any warrant, right or other security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Merger Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means shares of the Company's common stock, par value $0.01 per share.

                  "SHELF PERIOD" means the period commencing on the date hereof and ending on the second anniversary of the date hereof.

                  "SHELF SECURITIES" has the meaning set forth in Section
2.2(a).

                  "STOCKHOLDERS" has the meaning ascribed to such term in the Merger Agreement.

                                   ARTICLE II

                               REGISTRATION RIGHTS

                  2.1 INCIDENTAL REGISTRATION. (a) If, at any time after the date hereof, the Company proposes to register any equity securities under the Securities Act for sale to the public (other than pursuant to a registration statement on Form S-4 or Form S-8 (or any successor forms) or any other forms not available for registering Registrable Securities for sale to the public or any shelf registration effected pursuant to the Prior Registration Rights Agreements), either for the Company's account or for the account of others, the Company shall, not less than 30 nor more than 90 days prior to the proposed date of filing of a registration statement under the Securities Act, give written notice to all holders of Registrable Securities of its intention to do so. Upon the written request of any holder of Registrable Securities given


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within 30 days after transmittal by the Company of such notice, the Company, subject to its obligations under the Prior Registration Rights Agreements, will use its best efforts to cause the Registrable Securities requested to be registered to be so registered under the Securities Act. A request pursuant to this Section 2.1(a) shall state the number of Registrable Securities requested to be registered and the intended method of disposition thereof. The rights granted in this Section 2.1(a) shall apply in each case where the Company proposes to register equity securities regardless of whether such rights may have been exercised previously.

                      (b) Nothing in this Agreement shall be deemed to require the Company to proceed with any registration of its securities pursuant to
Section 2.1 after giving the notice provided in paragraph (a) above.

                  2.2 SHELF REGISTRATION. (a) In the event that a Change in Control shall have occurred, at any time during the Shelf Period any Company Stockholder may submit a written request to the Company requesting that the Company file with the Commission a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future of up to the number of Registrable Securities outstanding as of the date of such request (the "SHELF SECURITIES"), as requested by the Company Stockholder(s) (collectively, the "SHELF REGISTRATION"), and, subject to the provisions hereof, the Company shall use its best efforts to comply with such request. The Shelf Registration shall be on an appropriate form and the Shelf Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as the Company Stockholder(s) may from time to time notify the Company, including the sale of some or all of the Shelf Securities in a public offering. The Company shall use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first to occur of (1) the expiration of the Shelf Period and (2) on the first date that all Shelf Securities have been sold. During the period during which the Shelf Registration is effective, the Company shall promptly supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by the Company Stockholder(s) or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing. A request made by any Company Stockholder pursuant to this Section 2.2(a) shall state the number of Registrable Securities requested to be registered and the intended manner of distribution thereof.

                      (b) Notwithstanding anything to the contrary contained herein, the Company shall not be required to file or otherwise effect any registration under Section 2.2(a) (i) at any time commencing on the 16th day of each of March, June, September and December and ending 48 hours following public release by the Company of its earnings for the quarter in which such 16th day occurs or (ii) at any time that the Company reasonably believes in good faith that the use of the Shelf Registration would require the disclosure of a pending financing, acquisition, corporate reorganization or other material corporate development which has not been previously publicly disclosed. No Stockholder(s) may use the Shelf Registration to effect a distribution of any Shelf Securities during any of the periods referred to in
(i)

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and (ii) above and may only distribute any Shelf Securities pursuant to the
Shelf Registration if the Company shall have received a notice from such Stockholder(s) under this Section 2.2(b) of its intention to make such a distribution and is not advised by the Company within two business days of the date of its notice that such Stockholder(s) may not use the Shelf Registration.

                      (c) The Company shall not be obligated or required to effect any registration pursuant to this Section 2.2 during the period commencing on the date falling thirty (30) days prior to the Company's estimated date of filing of, and ending on the earlier of (i) the Company's decision not to file, (ii) the withdrawal by the Company of a filed registration statement and (iii) the date one hundred eighty (180) days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the Company shall have advised holders of Registrable Securities prior to the occurrence of a Change in Control that the Company is contemplating commencing an underwritten registration initiated by the Company; provided, however, that the Company will use reasonable efforts to cause any such registration statement to be filed and to become effective as expeditiously as shall be reasonably possible.

                  2.3 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Article II to use its best efforts to effect the registration of any securities under the Securities Act, the Company will within the time periods provided herein:

                      (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof;

                      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until (i) in the case of registration statements filed in accordance with Section 2.1(a), the earlier of such time as all of such securities have been disposed of and the date which is ninety (90) days after the date of initial effectiveness of such registration statement and (ii) in the case of a registration statement filed in accordance with Section 2.2(a), until the earlier of the expiration of the Shelf Period and the first date upon which all Shelf Securities have been sold.

                      (c) furnish to each seller and to each duly authorized underwriter of each seller such number of authorized copies of a prospectus, including copies of a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller;



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                      (d) use its best efforts to register or qualify the
securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities to be sold by such seller, except that the Company shall not for any such purpose be required to qualify to do business in any jurisdiction wherein it is not qualified or to file any general consent to service of process in any such jurisdiction;

                      (e) before filing the registration statement or prospectus or amendments or supplements thereto or any other documents related thereto, furnish to counsel selected by the holders of Registrable Securities included in such registration statement copies of all such documents proposed to be filed, all of which shall be subject to the reasonable approval of such counsel;

                      (f) furnish, at the request of any seller, (1) to the underwriters, on the date that such seller's securities are delivered to the underwriters for sale pursuant to such registration, an opinion of the independent counsel representing the Company for the purposes of such registration addressed to such underwriters and to such seller, in such form and content as the underwriters and such seller may reasonably request, or (2) if such securities are not being sold through underwriters, then to the sellers, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration in such form and content as such seller may reasonably request; and in the case of clauses (1) and (2) above, a letter dated such date, from the independent certified public accountants of the Company addressed to the underwriters, if any, and if such securities are not being sold through underwriters, then to the sellers and, if such accountants refuse to deliver such letter to such sellers, then to the Company, stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and covering such other matters as are customarily covered in accountant's "comfort" letters;

                      (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities;

                      (h) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                      (i) notify the holders of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus

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included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such holders properly prepare and furnish to such holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                      (j) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which the Shares are then listed; and

                      (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  2.4 EXPENSES. All expenses incurred in effecting the registrations provided for in this Article II (excluding underwriters' discounts and commissions, which shall be borne pro rata by those holders for whom Registrable Securities are being registered and, other than as provided in the last sentence of this Section 2.4, fees of counsel to the holders of Registrable Securities), including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD Regulation, Inc. and any securities exchange), printing expenses, fees and disbursements of counsel for the Company, fees of the Company's independent auditors and accountants, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2.3(d) hereof, shall be paid by the Company. In addition, the Company shall pay the fees and disbursements of one counsel reasonably satisfactory to the Company for the holders of Registrable Securities for performance of the normal and customary functions of counsel for selling shareholders in each registration provided for in this Article II.

                  2.5 MARKETING RESTRICTIONS. (a) If (i) any holder of Registrable Securities requests registration of Registrable Securities under
Section 2.1, (ii) the offering proposed to be made is to be an underwritten public offering and (iii) the managing underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum amount of securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such securities and without materially and adversely affecting such offering; then the rights of the Company and the holders of Registrable Securities and other securities having the right to include such securities in such registration to participate in such offering shall be in the following order of priority:


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                      FIRST: The Company shall be entitled to participate in
         accordance with the number of securities requested to be registered by the Company; and then

                      SECOND: Subject to the rights of the holders of "Registrable Securities" (as defined in the Prior Registration Rights Agreements), all holders of securities, including holders of Registrable Securities (as defined herein), having the right to include such securities in such registration shall be entitled to participate pro rata among themselves in accordance with the number of securities requested to be registered by each such holder;

and no securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the holders of Registrable Securities in a transaction which would require registration under the Securities Act until the expiration of 180 days after the effective date of the registration statement in which Registrable Securities were included pursuant to Section 2.1 or such shorter period as may be acceptable to the Company.

                      (b) If (i) any holder of Registrable Securities wishes to register any Registrable Securities in a registration made pursuant to Section
2.2 hereof, (ii) the offering proposed to be made by such holder or holders is to be an underwritten public offering, (iii) the Company or one or more holders of securities other than Registrable Securities to whom the Company has granted registration rights wish to register securities in such registration and (iv) the managing underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum amount of securities (as specified in such opinion) which can be marketed in such offering at a price which such holders of Registrable Securities are prepared to sell and without materially and adversely affecting such offering; then the rights of holders of Registrable Securities, the Company and the holders of other securities with registration rights to participate in such offering shall be in the following order of priority:

                      FIRST: Subject to the rights of the holders of "Registrable Securities" (as defined in the Prior Registration Rights Agreements), the holders of Registrable Securities requesting registration shall be entitled to participate in proportion to the number of Registrable Securities so requested to be registered by each such holder; and then

                      SECOND: The Company and all holders of securities other than Registrable Securities having the right to include such securities in such registration shall be entitled to participate pro rata among themselves in accordance with the number of securities requested to be registered by the Company and each such holder;

and no securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company in a transaction which would require registration under the Securities Act (including any additional offering which is to be registered pursuant to


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Section 2.1) until the expiration of 180 days after the effective date of the registration statement requested pursuant to Section 2.2 or such shorter period as may be acceptable to the holders of Registrable Securities participating in such underwritten offering.

                  2.6 TIME LIMITATIONS; TERMINATION OF RIGHTS. In addition to the expiration of any rights to registration any holder of Registrable Securities may have under Section 2.2 upon the expiration of the Shelf Period, the rights to registration shall terminate as to any particular Registrable Securities when (i) such Registrable Securities shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, (ii) such Registrable Securities shall have been sold in compliance with Rule 144 promulgated under the Securities Act or (iii) written opinions from counsel reasonably acceptable to the Company and the holder of such Registrable Securities, to the effect that such Registrable Securities may be sold without registration under the Securities Act or applicable state law and without restriction as to the volume and timing of such sales, shall have been received from either counsel to the Company or counsel to the holders thereof.

                  2.7 COMPLIANCE WITH RULE 144. At the request of any holder of Registrable Securities who proposes to sell Registrable Securities in compliance with Rule 144 promulgated under the Securities Act, assuming that at such time the provisions of such Rule are applicable to such holder and, in the event such holder is or could be deemed to be an "affiliate" of the Company within the meaning of the Securities Act, and the Company is then required to file reports under Section 13 or 15(d) of the Exchange Act, the Company shall (a) forthwith furnish to such holder a written statement as to its compliance with the filing requirements of the Commission as set forth in such Rule, as such Rule may be amended from time to time, and (b) promptly make such additional filings of reports with the Commission as will enable the holder to make sales of Registrable Securities pursuant to such Rule. At all times during which this Agreement is effective, the Company shall file with the Commission and, if applicable, The Nasdaq Stock Market, Inc. ("NASDAQ"), in a timely manner, all reports and other documents required to be filed by the Company, (i) with the Commission pursuant to the Exchange Act and (ii) with Nasdaq pursuant to its rules and regulations.

                  2.8 COMPANY'S INDEMNIFICATION. In the event of any registration under the Securities Act of any Registrable Securities pursuant to this Article II, the Company hereby agrees to execute an agreement with any underwriter participating in the offering thereof containing such underwriter's standard representations and indemnification provisions and to indemnify and hold harmless each holder disposing of Registrable Securities, each Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including each underwriter and each Person who controls such underwriter) who participates in the offering of Registrable Securities, against any losses, claims, damages or liabilities, joint or several, to which such holder, controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any


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amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder, controlling Person and participating Person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that the Company will not be liable in any case to any such holder, controlling Person or participating Person to the extent that any loss, claim, damage or liability results from any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder or any other Person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any holder disposing of Registrable Securities or any such underwriter or controlling Person and shall survive the transfer of such securities by such holder and the expiration or termination of this Agreement.

                  2.9 INDEMNIFICATION BY HOLDER. As a condition of the Company's obligation under this Article II to effect any registration under the Securities Act, there shall be delivered to the Company an agreement or agreements duly executed by each holder for whom Registrable Securities are to be so registered, whereby such holder agrees to indemnify and hold harmless (in the same manner as set forth in Section 2.8 above) the Company, each Person referred to in clause
(1), (2) or (3) of Section 11(a) of the Securities Act in respect of the registration statement, each other holder for whom Registrable Securities (as defined in the Prior Registration Rights Agreements and as defined herein) are to be registered and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Registrable Securities are to be registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each case, is made in or omitted from the registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder specifically for use in the preparation thereof; provided, however, that the indemnification obligations of each such holder shall be limited to the net proceeds received by such holder from the sale of Registrable Securities pursuant to such registration. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Person indemnified by virtue of this Section 2.9 and shall survive the transfer of such securities by such holder and the expiration or termination of this Agreement.

                      (b) At the request of the managing underwriter in connection with any underwritten offering of the Company's securities, each holder for whom Registrable Securities are being registered shall enter into an indemnity agreement in customary form with such underwriter.

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                  2.10 CONTRIBUTION. If the indemnification provided for in
Section 2.8 or 2.9 from the indemnifying party is unavailable to an indemnified party hereunder, or is insufficient to hold harmless an indemnified party, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

                  2.11 NOTIFICATION OF AND PARTICIPATION IN ACTIONS. Promptly after receipt by an indemnified party under this Article II of oral or written notice of a claim or the commencement of any proceeding against it, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Article, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such proceeding shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish (unless the indemnifying party is also a party to such proceeding and the indemnified party determines in good faith that joint representation would be inappropriate) to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Article for any fees of other counsel or any other expenses with respect to the defense of such proceeding, in each case, subsequently incurred by such indemnified party in connection with the defense thereof. If an indemnifying party assumes the defense of such proceeding, (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's reasonable consent unless (i) there


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is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party and (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent. If notice is given to an indemnifying party of the commencement of any proceeding and it does not, within fifteen (15) business days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it or its affiliates other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such proceeding, but the indemnifying party shall not be bound by any determination of a proceeding so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld). All indemnification obligations of the parties hereto shall survive any termination of this Agreement pursuant to Section 2.6 hereof.

                  2.12 UNDERWRITING REQUIREMENTS. (a) In the event of an underwritten offering of the Company's securities, each holder for whom Registrable Securities are being registered pursuant to Sections 2.1 or 2.2 hereof shall, as a condition to inclusion of such Registrable Securities in such registration, execute and deliver to the underwriter(s) an underwriting agreement in customary form. The underwriter(s) for offerings of Registrable Securities under Section 2.1 shall be selected by the Company and the managing underwriter(s) for offerings under Section 2.2 shall be reasonably acceptable to the Company.

                      (b) At the request of the managing underwriter in connection with any underwritten offering of the Company's securities, the holders for whom Registrable Securities are being registered shall enter into customary "lock-up" agreements pursuant to which each such holder will agree to not effect any sale or distribution of Registrable Securities for a period of no more than 180 days beginning on the effective date of any such registration (except as part of such registration).

                  2.13 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Article II that the holders requesting registration of Registrable Securities furnish to the Company such information regarding them, the Registrable Securities held by them and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.


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                                   ARTICLE III

                              BENEFITS OF AGREEMENT

                  3.1 PERMITTED TRANSFERS. The registration rights granted herein may only be transferred to a transferee who acquires Registrable Securities from any Stockholder and is (i) the spouse or member of the immediate family of a Stockholder; (ii) a trust for the benefit of a Stockholder or any member of such Stockholder's immediate family; or (iii) a corporation, partnership or other entity the only owners of which are one or more Stockholders and members of their immediate families; PROVIDED that any transferring Stockholder gives written notice at the time of such transfer to the Company stating the name and address of the transferee and identifying the Registrable Securities so transferred, accompanied by a signature page to this Agreement pursuant to which such transferee agrees to be bound by the terms and conditions hereof.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.1 NO INCONSISTENT AGREEMENTS. The Company will not, at any time after the effective date of this Agreement, enter into, and is not now a party to or otherwise bound by, any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company pursuant to this Agreement; PROVIDED, HOWEVER, that the rights of the holders of Registrable Securities hereunder are subject to the rights of holders of Registrable Securities (as defined in the Prior Registration Rights Agreements to the extent provided in the Prior Registration Rights Agreements).

                  4.2 NO OTHER GRANT OF REGISTRATION RIGHTS. The Company will not at any time grant to any other Persons any rights with respect to the registration of any securities of the Company which have priority over or are inconsistent with the registration rights granted by the Company pursuant to this Agreement.

                  4.3 NOTICES. Notices and other communications provided for herein shall be in writing and shall be given in the manner and with the effect provided in the Merger Agreement. Such notices and communications shall be addressed if to a holder of Registrable Securities, to its address as shown on the transfer records of the Company, unless such holder shall notify the Company that notices and communications should be sent to a different address (or facsimile number), in which case notices and communications shall be sent to the address (or such facsimile number) specified by such holder.

                  4.4 WAIVERS; AMENDMENTS. No failure or delay of any holder of Registrable Securities in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right


                                       13
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or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of such holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Agreement may be amended, modified or waived only by an agreement in writing and any such waiver shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, no amendment, modification or waiver of any provision of this Agreement shall be effective against a holder of Registrable Securities unless agreed to in writing by such holder. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  4.5 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

                  4.6 COVENANTS TO BIND SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Agreement made by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  4.7 SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  4.8 SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

                  4.9 EXPENSES. Except as expressly otherwise provided herein, each party shall bear its own expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants.

                  4.10 COUNTERPARTS. This Agreement may be executed in multiple counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  4.11 FURTHER AGREEMENTS. The parties agree that they will execute any further instruments and perform any acts that may become necessary or desirable to carry out this Agreement.

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                  IN WITNESS WHEREOF, each party hereto has caused this
Agreement to be duly executed, all as of the day and year above written.

                                  VEECO INSTRUMENTS INC.


                                  By: /s/ Gregory A. Robbins
                                     -------------------------------------------
                                     Name:  Gregory A. Robbins
                                     Title: Vice President and General Counsel


                                  COMPANY STOCKHOLDERS:


                                   /s/ Paul E. Colombo
                                  ----------------------------------------------
                                  Paul E. Colombo


                                   /s/ David G. Reamer
                                  ----------------------------------------------
                                  David G. Reamer


                                   /s/ Frank C. Kraemer
                                  ----------------------------------------------
                                  Frank C. Kraemer


                                   /s/ Noel P. Rahn
                                  ----------------------------------------------
                                  Noel P. Rahn


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